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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-85522, 333-74276, and 333-69664) and Form S-8 (File Nos. 333-21113, 333-68757, 333-40396, 333-67010, and 333-82340) of
ViaSat, Inc. of our report dated June 27, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Diego, California
June 28, 2002